                                                                   EXHIBIT 10.29



                              AMENDED AND RESTATED

                              CARNIVAL CORPORATION

                            1992 STOCK OPTION PLAN

                 (adopted by the Board of Directors on January 20, 1992 and amended on February 23, 1995)


         Carnival Corporation, a Panamanian corporation (the "Company"), hereby formulates and adopts the following 1992 Stock Option Plan (the "Plan") for key employees of the Company and its Subsidiaries (as defined in Paragraph 5).

         1. Purpose. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Class A Voting Common Stock, par value $.01 per share, of the Company ("Common Stock") by selected key employees of the Company and its Subsidiaries who, in the judgment of the Committee (as defined in Paragraph 2), are important to the success and the growth of the business of the Company and its Subsidiaries and to help the Company and its Subsidiaries secure and retain the services of such employees.

         2. Administration. The Plan shall be administered in a manner consistent with the requirements for exemptive relief under Rule 16b-3 or its successor provision under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan shall be administered by a committee (the "Committee") consisting solely of two or more members of the Board of Directors of the Company (the Board of Directors"), each of whom, to the extent necessary to comply with the requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder ("162(m)"), is intended to be a "disinterested person", within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m); provided that the failure of any member of the Committee to qualify as a "disinterested person" or an "outside director" shall not affect the validity, terms or conditions of any award made hereunder which otherwise complies with the provisions of this Plan. The Committee shall select one of its members as Chairman and shall make such rules and regulations as it shall deem appropriate concerning the holding of its meetings and transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determinations of the Committee shall be conclusive.

         3. Common Stock Subject to Options. Subject to the adjustment provisions of Paragraph 13 below, a maximum of 4,000,000 shares of Common Stock may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and such terms of such new options shall comply in all respects with the provisions of the Plan.

         Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury, or both.

         There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock, shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

         4. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of the Plan, to determine the employees to whom options are to be granted, whether the options granted shall be "incentive stock options" ("Incentive Options"), within the meaning of section 422(b) of the Code, or options which are not Incentive Options ("Nonqualified Options"), the number of shares that may be purchased under each option and the option price; provided that the maximum number of shares in respect of which Incentive Options and/or Nonqualified Options may be granted to any individual employee in any calendar year during the term of the Plan shall be 1,000,000.

         In determining the employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its

Subsidiaries and such other factors as the Committee may deem proper and relevant.

         5. Employees Eligible. Options may be granted to any key employee of the Company or any of its Subsidiaries. Options may be granted to employees who hold or have held options under this Plan or any similar or other awards under any other plan of the Company or any of its Subsidiaries. Employees who are also officers or directors of the Company or any of its Subsidiaries shall not by reason of such offices be ineligible as recipients of options.

         For purpose of the Plan, a "Subsidiary" of the Company shall mean any "subsidiary corporation", as such term is defined in section 424(f) of the Code. Any entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership relationship is maintained.

         No person who would own, directly or indirectly, immediately after the granting of an option to such person, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, except as permitted by section 422(c) of the Code, shall be eligible to receive an Incentive Option under the Plan.

         An employee receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee".

         6. Price. The option price of each share of Common Stock purchasable under any Incentive Option granted pursuant to the Plan shall not be less than the Fair Market Value (as defined below) thereof at the time the option is granted. The Committee is hereby given the authority to determine the price at which any Nonqualified Option may be granted.

         For purposes of the Plan, "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange Composite Tape on the date in question.
If shares of Common Stock are not traded on the New York Stock Exchange on such date, "Fair Market Value" of a share of Common Stock shall be determined by the Committee in its sole discretion.

         7. Duration of Options. Each option granted hereunder shall become exercisable, in whole or in part, at the time or times provided by the Committee; provided, however, that if an optionee's employment with the Company or any Subsidiary shall terminate by reason of death or "permanent and total disability", within the meaning of section 22(e)(3) of the Code ("Disability"), each outstanding option granted to such optionee shall become exercisable in full in respect of the aggregate number of share covered thereby.

         Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

         (a) The expiration of 10 years from the date on which such option was granted;

         (b) The expiration of one year from the date the Optionee's employment with the Company or any of its Subsidiaries shall terminate by reason of Disability; provided, however, that if the Optionee shall die during such one-year period, the provisions of subparagraph C9) below shall apply;

         (c) The expiration of one year from the date of the Optionee's death, if such death occurs either during employment by the Company or any of its Subsidiaries or during the one-year period described in subparagraph (b) above.

         (d) The date the Optionee's employment with the Company or any of its Subsidiaries shall terminate by reason of "cause" (as hereafter defined). Termination by reason of "cause" shall mean termination by reason of participation and conduct during employment consisting of fraud, felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause substantial damage to the Company or any of its Subsidiaries;

         (e) The expiration of three months from the date the Optionee's employment with the Company or any of its Subsidiaries shall terminate other than by reason of death, Disability or termination for cause; and

         (f) In whole or in part, at such earlier time or upon the occurrence of such earlier event as the Committee in its discretion may provide upon the granting of such option.

         The Committee may determine whether any given leave of absence constitutes a termination of employment. The options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or any of its Subsidiaries.

         8. Exercise of Options. An option granted under this Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company at its principal business office, directed to the attention of its Secretary, of the decision to exercise, (b) concurrently tenders to the Company full payment for the shares to be purchased pursuant to such exercise,, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to Paragraph 2 of the Plan.

Payment for shares with respect to which an option is exercised may be made in cash, check or money order and, subject to the Committee's consent, by Common Stock. No person will have the rights of a shareholder with respect to shares subject to an option granted under this Plan until a certificate or certificates for the shares have been delivered to him.

         9. Nontransferability of Options. No option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option. In the Committee's discretion, an option may be transferred pursuant to a "qualified domestic relations order", as defined in section 414(p) of the Code.

         10. Rights of Optionee. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

         11. Right To Terminate Employment. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue in the employment of the Company or any of its Subsidiaries or affect the right of the Company or any of its Subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its Subsidiaries and the Optionee.

         12. Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

         13. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of Common Stock prior to exercise of any portion of an option theretofore granted under the Plan, such option, to the extent that it shall not have been exercised, shall entitle the Optionee (or the Optionee's executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Optionee would have been entitled to receive if the Optionee had actually owned the stock subject to such option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Optionee, upon exercise of the option, would receive property other than shares of stock the Committee shall make an appropriate adjustment in the option to provide that the Optionee (or the Optionee's executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Committee, in its sole judgment, shall deem equitable; and, provided further, that any such adjustment shall be made so as to conform to the requirements of section 424(a) of the Code.

         In the event that any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Common Stock subject to any unexercised option, the Board of Directors of the surviving or acquiring corporation shall make such similar adjustment as is permissible and appropriate.

         If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

         14. Purchase for Investment. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

         15. Form of Agreements with Optionees. Each option granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such option. The effective date of the granting of an option shall be the date on which the Committee approves such grant. Each Optionee shall be notified promptly of such grant, and a written agreement shall be promptly executed and delivered by the Company and the Optionee.

         16. Termination and Amendment of Plan and Options. Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan at any time, and from time to time, prior to the tenth anniversary of the Effective Date (as defined below), on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

         The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that any such amendment shall comply with all applicable laws (including Code section 422), applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

         No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option. With the consent of the Optionee and subject to the terms and conditions of the Plan, the Committee may amend outstanding option agreements with any Optionee.

         17. Effective Date of Plan. The Plan shall become effective upon its adoption by the Board of Directors (the "Effective Date"), subject, however, to its approval by the Company's shareholders within 12 months after the date of such adoption.

         18. Government and Other Regulations. The obligation of the Company with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, the rules and regulations of any securities exchange on which the Common Stock may be listed.

         19. Withholding. The Company's obligation to deliver shares of Common Stock in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Federal, state and local tax withholding tax due upon the exercise of any option (or upon any disqualifying disposition of shares of Common Stock subject to an Incentive Option) in the Committee's sole discretion, may be paid in shares of Common Stock (including the withholding of shares subject to an option) upon such terms and conditions as the Committee may determine.

         20. Separability. If any of the terms or provision of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and/or section 422 of the Code. With respect to Incentive Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any option which is intended to qualify as an Incentive Option cannot so qualify, such option, to that extent, shall be deemed to be a Nonqualified Option for all purposes of the Plan.

         21. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         22. Exclusion from Pension and Profit-Sharing Computation. By acceptance of an option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries. In addition, such option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee which is payable to such beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries.

         23. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida.